Commercial Aerospace Industry Assets and Commitments	12 Months Ended
Dec. 31, 2014
Other Commitments [Abstract]
Commercial Aerospace Industry Assets and Commitments
NOTE 5: COMMERCIAL AEROSPACE INDUSTRY ASSETS AND COMMITMENTS
We have receivables and other financing assets with commercial aerospace industry customers totaling $5,573 million and $6,193 million at December 31, 2014 and 2013, respectively. These include customer financing assets related to commercial aerospace industry customers, consisting of products under lease of $583 million and $662 million, and notes and leases receivable of $424 million and $586 million, at December 31, 2014 and 2013, respectively.
Aircraft financing commitments, in the form of debt, guarantees or lease financing, are provided to commercial aerospace customers. The extent to which the financing commitments will be utilized is not currently known, since customers may be able to obtain more favorable terms from other financing sources. We may also arrange for third-party investors to assume a portion of these commitments. If financing commitments are exercised, debt financing is generally secured by assets with fair market values equal to or exceeding the financed amounts consistent with market terms and conditions. We may also lease aircraft and subsequently sublease the aircraft to customers under long-term non-cancelable operating leases. Lastly, we have made residual value and other guarantees related to various commercial aerospace customer financing arrangements. The estimated fair market values of the guaranteed assets equal or exceed the value of the related guarantees, net of existing reserves.
We also have other contractual commitments, including commitments to secure certain contractual rights to provide product on new aircraft platforms, which are included in "Other commercial aerospace commitments" in the table below. Payments made on these contractual commitments are included in intangible assets and are amortized over the term of underlying economic benefit. Our commercial aerospace financing and other contractual commitments as of December 31, 2014 were approximately $11.3 billion. We have entered into certain collaboration arrangements, which may include participation by our collaboration partners in these commitments.
The following is the expected maturity of commercial aerospace industry assets and commitments as of December 31, 2014:

(dollars in millions)	Committed	2015	2016	2017	2018	2019	Thereafter
Notes and leases receivable	$424	$43	$103	$42	$26	$25	$185
Commercial aerospace financing commitments	$3,152	$574	$489	$363	$449	$375	$902
Other commercial aerospace commitments	8,165	763	858	948	899	774	3,923
Collaboration partners' share	(2,840)	(370)	(381)	(383)	(380)	(296)	(1,030)
Total commercial commitments	$8,477	$967	$966	$928	$968	$853	$3,795

In exchange for the increased ownership and collaboration interests and intellectual property license, Pratt & Whitney paid Rolls-Royce $1.5 billion at closing with additional payments due to Rolls-Royce contingent upon each hour flown by the V2500-powered aircraft in service as of June 29, 2012 during the fifteen-year period following closing of the purchase. These payments are being capitalized as a collaboration intangible asset and amortized based upon the economic pattern of benefits of the V2500 program as represented by the underlying cash flows. Prior to 2014, these cash flows were negative, and, accordingly, no amortization had previously been recorded. The flight hour payments are included in Other commercial aerospace commitments in the table above.
Our financing commitments with customers are contingent upon maintenance of certain levels of financial condition by the customers. In addition, we have residual value and other guarantees of $632 million as of December 31, 2014.
We have long-term aftermarket maintenance contracts with commercial aerospace industry customers for which revenue is recognized in proportion to actual costs incurred relative to total expected costs to be incurred over the respective contract periods. Billings, however, are typically based on factors such as engine flight hours. The timing differences between the billings and the maintenance costs incurred generates both unbilled receivables and deferred revenues. Unbilled receivables under these long-term aftermarket contracts totaled $823 million and $677 million at December 31, 2014 and 2013, respectively, and are included in Accounts receivable and Other assets in the accompanying Consolidated Balance Sheet. Deferred revenues totaled $3,553 million and $3,230 million at December 31, 2014 and 2013, respectively, and are included in Accrued liabilities and Other long-term liabilities in the accompanying Consolidated Balance Sheet.
Reserves related to aerospace receivables and financing assets were $243 million at both December 31, 2014 and 2013, respectively. Reserves related to financing commitments and guarantees were $67 million and $76 million at December 31, 2014 and 2013, respectively.